July 25, 2008

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders on Friday, August 22, 2008 at 8:00 a.m., at the Company's offices at 1801 16th Avenue SW in Seattle, Washington.

Whether or not you plan to attend the meeting in person, please complete, date and sign the accompanying proxy card or voting instruction card (whichever is enclosed) and return it promptly in the enclosed envelope to ensure that your shares are represented and voted in accordance with your wishes. You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are a stockholder of record or if you hold a legal proxy authorizing you to vote shares held in a nominee or street name account, you may still vote in person at the meeting even though you previously submitted your proxy.

Very truly yours,

Patrick W.E. Hodgson

Chairman of the Board

TODD SHIPYARDS CORPORATION

1801 16th Avenue Southwest

Seattle, Washington 98134

July 25, 2008

NOTICE OF ANNUAL MEETING

The 2008 Annual Meeting of Stockholders (the "Meeting") of Todd Shipyards Corporation, a Delaware corporation ("Todd" or the "Company"), will be held on Friday, August 22, 2008, 8:00 a.m., local time, at the Company's offices at 1801 16th Avenue SW in Seattle, Washington, for the following purposes:

1. To elect eight directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2. To adopt a change in the Company's By-Laws relating to the registration of the Company's stock in uncertificated book entry form; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors of the Company fixed the close of business on June 30, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only record holders of the Company's common stock, $0.01 par value per share, at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by a Company stockholder, for purposes related to the Meeting, for a period of ten days prior to the meeting, at the Company's corporate offices located at 1801 16th Avenue S.W., Seattle, Washington.

By Order of the Board of Directors,

Michael G. Marsh

Secretary

This Proxy Statement, the accompanying form of Proxy Card or Voting Instruction Card and the 2008 Annual Report are being mailed beginning on or about the 25th day of July, 2008 to stockholders entitled to vote.

TODD SHIPYARDS CORPORATION

1801 16th Avenue Southwest

Seattle, Washington 98134

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

August 22, 2008

GENERAL INFORMATION

This proxy statement and the accompanying proxy card or voting instruction card (as the case may be) are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Todd Shipyards Corporation, a Delaware corporation ("Todd" or the "Company"), to be used at the 2008 Annual Meeting of Stockholders of the Company to be held at the Company's offices at 1801 16th Avenue SW in Seattle, Washington and at any adjournment or postponement thereof (the "Meeting"). This proxy statement and the accompanying proxy card or voting instruction card are first being mailed to the holders of the Company's common stock, $0.01 par value per share (the "Common Stock"), on or about July 25, 2008.

Stockholders of the Company represented at the meeting in person or by proxy will consider and vote (i) upon the election of eight directors to serve until the 2009 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified; (ii) to adopt a change in the Company's By-Laws relating to the registration of the Company's stock in uncertificated book entry form; and (iii) such other business as may properly come before the Meeting. The Company is not aware of any other business to be presented for consideration at the Meeting.

Representatives of Grant Thornton LLP, an Independent Registered Public Accounting Firm which served as the Company's independent auditors for the 2008 fiscal year, will be in attendance at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders.

Voting and Proxies

Only holders of record of the Common Stock at the close of business on June 30, 2008 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date there were 5,757,621 outstanding shares of Common Stock. Non-record beneficial owners of shares of Common Stock held in brokerage or fiduciary accounts should consult their broker or fiduciary holder to determine the manner of exercising voting rights for which such non-record beneficial owners are entitled.

Each stockholder is entitled to one vote for each share held of record on that date on all matters which may come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. At the Meeting, directors of the Company will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Thus, the candidates, up to the number of directors to be elected, receiving the highest number of votes will be elected. The proposed change in the Company's By-Laws will require the affirmative votes by the majority of shares present at the meeting or represented by proxy.

Any proxy given pursuant to this solicitation is revocable by the communication of such revocation in writing to the Secretary of the Company at any time prior to the exercise thereof, and any person executing a proxy who attends the Meeting may vote in person by ballot instead of by proxy, thereby revoking any previously executed proxy. All shares represented by properly executed proxies will, unless such proxies have been previously revoked, be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted in favor of the nominees for the Board of Directors listed in this proxy statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Meeting.

Under applicable rules of the New York Stock Exchange, uncontested election of directors at the Annual Meeting and the proposed changed in the Company's By-Laws are deemed to be routine matters such that NYSE Member Firms may (but are not required to) vote shares held in "street name" in the absence of express direction to the contrary from their clients who beneficially own such shares.

ELECTION OF DIRECTORS

At the Meeting, stockholders will elect eight Directors, each of whom will serve until the next annual meeting of stockholders or until his respective successor shall have been elected and qualified or until his earlier resignation or removal. The shares represented by proxy will be voted in favor of the election of the persons named below unless authorization to do so is withheld in the proxy. In the event that any of the nominees should be unavailable to serve as a director, which is not presently anticipated, it is the intention of the persons named in the proxy card to select and cast their votes for the election of such other person or persons as the Board of Directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES IDENTIFIED BELOW.

Information Concerning the Nominees

The following sets forth the name of each Nominee for election to the Board of Directors, his age, his principal occupation for at least the past five years and the period during which he has served as a director of the Company. All Nominees are currently directors. Each Nominee was nominated by the Board of Directors for election as director.

Brent D. Baird (Age 69) - Director since 1992

Since January 1992 to the present, Mr. Baird has been a private investor. Mr. Baird was a general partner with Trubee, Collins & Co., a member firm of the New York Stock Exchange, from April 1970 to December 1983. From January 1984 through December 1991, Mr. Baird was a limited partner with Trubee, Collins & Co. Mr. Baird serves as a member of the Board of Directors of M&T Bank Corporation.

Steven A. Clifford (Age 65) - Director since 1993

Mr. Clifford served as Chairman and CEO of National Mobile Television, Inc. from 1992 to 2000. From 1979-1992 he served as President and CEO (1987-1992) of King Broadcasting Company, Inc. and as Vice President-Finance (1979-1987). Mr. Clifford serves on the Board of Directors of Laird Norton Company, Vigilos, Harbor Properties Inc., Winona Capital Management, King FM, and Mosaica Education, Inc.

Patrick W.E. Hodgson (Age 67) - Director since 1992, Chairman since 1993

Mr. Hodgson has served as President of Cinnamon Investments, Ltd. (real estate and other investments) since 1981. From 1964 to 1989 he was also president of London Machinery Co. Ltd., a manufacturer of concrete and road machinery. Mr. Hodgson serves as a member of the Board of Directors of M&T Bank Corporation, and First Carolina Investors, Inc.

Joseph D. Lehrer (Age 59) - Director since 1992

Mr. Lehrer has been a stockholder and officer of Greensfelder, Hemker & Gale, P.C. and a partner of its previous partnership (law firm) since 1980. He specializes in a corporate finance and mergers and acquisition practice involving public and private corporations. Mr. Lehrer is an Adjunct Professor of Law at Washington University School of Law in St. Louis, Missouri. Mr. Lehrer serves as a director of a number of privately-held corporations.

William L. Lewis (Age 56) - Director since 2004

Mr. Lewis is President and Chief Executive Officer of Lease Crutcher Lewis, a construction firm headquartered in Seattle, Washington, with offices in Portland, Oregon and Toronto, Canada. Mr. Lewis is Vice Chairman of The Seattle Foundation, past chairman and board member of the Woodland Park Zoo in Seattle, past chairman and current member of the Downtown Seattle Association, and Vice Chairman of the American Heart Walk in Seattle. Mr. Lewis is an honors graduate of Princeton University with a bachelor's degree in Civil Engineering, Mr. Lewis also has a Masters Degree and Honors Fellowship in Civil Engineering and Construction Management from Stanford University.

Admiral J. Paul Reason, USN (Ret.) (Age 67) - Director since 2007

Admiral Reason served as Vice Chairman and previously as President and COO of Metro Machine Corp., an employee-owned ship repair company that operated shipyards in Norfolk, Virginia and Philadelphia and Erie, Pennsylvania, from 2000 to 2006. Admiral Reason was Vice President for Ship Systems at SYNTEK Technologies, Inc. of Arlington, Virginia, from the end of his naval service in 1999 until 2000. From 1996 until 1999 he served as Commander in Chief of the US Atlantic Fleet. He currently serves as a Director of Amgen, Inc. and of Norfolk Southern Corporation, and previously of Wal-Mart Stores, Inc. As well, he is a member of the Oak Ridge Associated Universities, and the National War Powers Commission.

Philip N. Robinson (Age 71) - Director since 1992

Mr. Robinson is currently a Vice-President with Wachovia Securities (securities brokerage). From 1992 to 2002, Mr. Robinson was Sr. Vice-President of Wells Fargo Van Kasper (brokerage). From 1981 to 1987 and from 1988 to May 1992 Mr. Robinson was a Senior Vice President with Seidler Amdec Securities. Mr. Robinson was a Vice-President with Froley Revy & Co. from 1987 to 1988.

Stephen G. Welch (Age 51) - Officer Since 1994; Director since 1998

Mr. Welch joined the Company in March 1994 as Vice President of the Company and Chief Operating Officer of TSI Management, Inc., a wholly owned subsidiary of the Company. Mr. Welch was elected Chief Executive Officer of Elettra Broadcasting, Inc., another wholly owned subsidiary of the Company in May 1995. Mr. Welch was appointed Acting Chief Financial Officer in March 1995 and served in that capacity until July 1995. Mr. Welch was again appointed Acting Chief Financial Officer and Treasurer in September 1996 and served in that capacity until his appointment to Chief Financial Officer and Treasurer in June 1997. In September 1997, Mr. Welch was elected to the positions of Chief Executive Officer and President of the Company, and Chairman and Chief Executive Officer of Todd Pacific Shipyards Corporation, the Company's wholly owned subsidiary ("Todd Pacific"). In September 1998, Mr. Welch was elected to the Board of Directors of Todd Shipyards Corporation.

Corporate Governance

Corporate Governance Principles, Guidelines and Board Matters

Todd Shipyards Corporation is committed to having sound corporate governance principles and the highest ethical standards. The Board of Directors ("Board") of the Company has adopted Corporate Governance Guidelines which set forth the practices the Board will follow with respect to Board function and operation, Board organization and composition and Board conduct. The Corporate Governance Guidelines may be viewed at www.toddpacific.com. A copy may also be obtained from the Corporate Secretary at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Board of Director Independence

A majority of the directors will be independent directors, as independence is determined by the Board, based on the guidelines set forth below.

For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with Todd. The Board adheres to the New York Stock Exchange listing requirements (NYSE rules). In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination. The Board will make and publicly disclose its independence determination for each director when the director is first elected to the Board and annually thereafter for all nominees for election as directors.

A director will not be independent if:

  the director is, or has been in the last three years, employed by Todd, or an immediate family member is, or has been in the last three years, an executive officer of Todd;

  the director has received in the last three years any direct compensation from Todd, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  an immediate family member of a director has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from Todd, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  a Todd officer is on the compensation committee of the Board of Directors of a company which employs the Todd director or an immediate family member as an executive officer;

  at the time of the independence determination, the director is an executive officer or employee, or if an immediate family member is an executive officer, of another company that does business with Todd and the sales by that company to Todd or purchases by that company from Todd, in any of the last three fiscal years, are more than the greater of two percent of the annual revenues of that company or $1 million.

A director will not be independent if (A) the director or an immediate family member is a current partner of a firm that is the company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time.

The Board has determined that, excepting the Chief Executive Officer, each of the current Directors standing for election is independent within the meaning of Todd's director independence standards. Furthermore, the Board has determined that each of the members of each respective committee is independent within the meaning of the Sarbanes-Oxley Act of 2002 (Audit Committee) and the NYSE committee independence standards (Audit, Compensation and Nominating/Corporate Governance Committees).

Board Structure and Committee Composition

The Board of Directors held five (5) meetings during the Company's 2008 fiscal year. Each of the Directors attended at least 75% of the meetings of the Board and the committees on which they served. The Board of Directors has established the following standing committees:

Nominating/Corporate Governance	Audit	Compensation	Executive Committee
Brent D. Baird	Steven A. Clifford	Joseph D. Lehrer	Patrick W.E. Hodgson
(Chairman)	(Chairman)	(Chairman)	(Chairman)
Steven A. Clifford	Brent D. Baird	William L. Lewis	Brent D. Baird
Philip N. Robinson	Philip N. Robinson	J. Paul Reason	Joseph D. Lehrer

The Company currently has eight directors.

Meetings of Non-Management Directors

As provided for in its Corporate Governance Guidelines, the Company's Board of Directors will have at least four regularly scheduled meetings a year for the non-management directors without management present.  If the meetings of non-management directors include directors that are not independent, the independent directors will schedule an executive session, at least annually, that includes only those independent directors.  The director attendees at the non-management director's meetings and the independent director's executive session shall select a director to serve as chair for the purposes of the meeting.

Individuals may communicate with the non-management directors by addressing their communication to the attention of the Chairman of the Audit Committee, Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Committees

Audit Committee

The Audit Committee (the "Committee") oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors and has plenary authority over the selection, compensation and oversight (including the scope of any non-audit services) with respect to the Company's independent auditors. The Audit Committee is composed exclusively of directors who are not salaried employees of the Company and who are, in the opinion of the Board of Directors, independent and free from any relationship which would interfere with the exercise of independent judgment as a Committee member. The Audit Committee meets in full subsequent to fiscal year end to review the year end results with management and the Company's independent auditors. On behalf of the full Audit Committee, a Sub-Committee may meet with management and the Company's independent auditors, in lieu of the full Audit Committee, to review the quarterly financial statements in accordance with the Company's Audit Committee Charter. The Audit Committee held five (5) meetings during the Company's 2008 fiscal year and the Sub-Committee did not meet during the Company's 2008 fiscal year.

The Board has determined that all of the members of the Audit Committee are independent within the meaning of the SEC regulations, the listing standards of the New York Stock Exchange ("NYSE") and the Company's Corporate Governance Guidelines. The Board has further determined that Steven A. Clifford (current chairman of the committee) qualifies as a Company "audit committee financial expert" as defined by the rules and regulations of the SEC. Additionally, the Board has determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined pursuant to the rules of the NYSE. The Charter of the Audit Committee is filed herewith as Appendix "A" and may also be found on the Company's web site at www.toddpacific.com. A copy may also be obtained from the Corporate Secretary at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Compensation Committee

The principal responsibilities of the Compensation Committee are to establish and periodically review matters involving executive compensation; to recommend changes in employee benefit programs; and to provide counsel on key personnel selection and development programs for all corporate officers. The Compensation Committee is also responsible for establishing the compensation of the Chairman of the Board of Directors, its members and the chairmen and members of the respective committees. The Compensation Committee is composed exclusively of Directors who are not salaried employees of the Company and who are, in the opinion of the Board of Directors, independent and free from any relationship which would interfere with the exercise of independent judgment as a Committee member. The Compensation Committee held one (1) meeting during fiscal year 2008. The Charter of Compensation Committee may be found on the Company's web site at www.toddpacific.com. A copy may also be obtained from the Corporate Secretary at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Nominating/Corporate Governance

The primary objective and role of the Nominating/Corporate Governance Committee is to assist the Board in fulfilling its responsibilities by (i) identifying individuals qualified to become Board Directors, (ii) selecting, or recommending selection of the director nominees for the next annual meeting of shareholders, and (iii) evaluating the effectiveness of the entire Board by ensuring that all standing committees are composed of qualified members. The Nominating/Corporate Governance Committee is composed exclusively of Directors who are not salaried employees of the Company and who are, in the opinion of the Board of Directors, independent and free from any relationship which would interfere with the exercise of independent judgment as a Committee member. The Nominating/Corporate Governance Committee held one (1) meeting during fiscal year 2008. The Nominating/Corporate Governance Committee Charter may be found on the Company's web site at www.toddpacific.com. A copy may also be obtained from the Corporate Secretary at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Executive Committee

During intervals between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board (except those powers specifically reserved by Delaware law to the full Board of Directors) in the management and direction of the Company's business and conduct of the Company's affairs in all cases in which specific directions have not been given by the Board. The Executive Committee held one (1) meeting during the Company's 2008 fiscal year.

Nominees for the Board of Directors

The Nominating/Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and the Company's stockholders. As set forth in the Charter of the Nominating/Corporate Governance Committee, the committee reviews with the Board the appropriate characteristics, skills and experience for the Board as a whole and its individual members, and recommends to the Board of Directors candidates for Board membership in accordance with the characteristics, skills and experience set forth in the Corporate Governance Guidelines. The Nominating/Corporate Governance Committee, in evaluating the suitability of individual candidates and recommending candidates to stand for election, takes into account many factors, including a candidate's personal and professional ethics, integrity and values. The committee searches for candidates that have an inquisitive and objective perspective, practical wisdom, mature judgment and a dedication to the long-term interests of the shareholders. The Company endeavors to have a Board with diverse experience in many types of business and the current Board members have backgrounds which include manufacturing, finance, media, investments, construction, law, government and national defense. The Nominating/Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best advance the success of the Company and represent stockholder interests through the exercise of sound judgment and calling upon the group's diversity of experience in these various areas. In searching for qualified director candidates to stand for election to the Board and to fill vacancies on the Board, the Nominating/Corporate Governance Committee solicits current Directors for the names of potential qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates. In the future, the Nominating/Corporate Governance Committee may retain search firms or consult with outside advisors to assist in the search for qualified candidates.

In addition, the Nominating/Corporate Governance Committee will consider candidates proposed by stockholders. To be considered by the Nominating/Corporate Governance Committee, nominations to be made by a stockholder shall be made pursuant to a written notice received by the Secretary of the Company not less than 90 days prior to such meeting. Such stockholder's notice to the Secretary must set forth (a) the name and address as they appear on the Company's books of the stockholder who intends to make the nomination, (b) the name, age, occupation, business and residence addresses, if known, and the principal occupation of each person whom the stockholder intends to nominate, (c) a representation that the stockholder is a holder of the Company's stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) a description of all arrangements and understandings between the stockholder and each person the stockholder intends to nominate and each other person or persons, if any (naming such person or persons and stating the beneficial ownership of securities of the Company or each such person), (e) such additional information with respect to each nominee proposed by the stockholder as would have been required to be included in a proxy statement pursuant to the then effective proxy rules of the SEC, had each such proposed nominee been nominated by the Board of Directors of the Company, and (f) a consent to be nominated and to serve as a director, if elected, signed by each such proposed nominee.

Once the Nominating/Corporate Governance Committee has identified a prospective nominee, the Committee makes a determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee at the time of the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

The Committee then evaluates the prospective nominee against the standards and qualifications set forth below and in the Committee's Charter and as set forth in the Company's Corporate Governance Guidelines, including:

  the prospective nominee's personal and professional integrity, ethics and values;

  the prospective nominee's experience in corporate management, such as serving as an officer or former officer of a publicly held company;

  whether the prospective nominee has had broad business, governmental, non-profit or professional experience that indicates that the prospective nominee will be able to make a significant contribution to the Board's discussion on the assortment of issues facing the Company;

  whether the prospective nominee has special skills, expertise and background that add to and complement the range of skills, expertise and background of the current members of the Board;

  the prospective nominee's experience as a board member of another publicly held company;

  the nature of and time involved in a prospective nominee's service on other boards and/or committees;

  the extent of the prospective nominee's practical and mature business judgment; and finally the prospective nominee's ability to capably represent the interests of the shareholders.

The Committee also considers such other relevant factors as it deems appropriate. After completing the evaluation, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee and meeting with the prospective nominees who are not currently members of the Board.

Fees for Board and Committee Service

Directors who are compensated as full-time employees of the Company receive no additional compensation for service on the Board of Directors or its committees. Each Director who is not a full-time employee of the Company is paid $16,000 per annum excepting the Chairman of the Board who is paid $50,000 per annum for his services. The Chairman of the Audit Committee is paid an additional $10,000 per annum for his services at all Audit Committee meetings. He is not paid an attendance fee for Audit Committee meetings. Directors also receive an attendance fee of $1,200 for each Board or committee meeting attended in person and $600 for each meeting attended by telephone or internet and their expenses for attending Board and committee meetings are reimbursed.
DIRECTOR COMPENSATION - YEAR ENDED MARCH 30, 2008
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brent D. Baird	$24,400	$3,503					$27,903
Steven A. Clifford	$30,800	$3,503					$34,303
Patrick W.E. Hodgson	$55,400	$3,503					$58,903
David E. Jeremiah (retired)	$10,400						$10,400
Joseph D. Lehrer	$22,600	$3,503					$26,103
William L. Lewis	$22,000	$3,503					$25,503
J. Paul Reason (elected August 22, 2007)	$15,600	$7,007					$22,607
Philip N. Robinson	$25,000	$3,503					$28,503

(1) Each member of the Board of Directors who is not an employee of the Company receives 750 shares of restricted stock, immediately upon his/her election to the Board at the annual meeting of the shareholders of the Company. An additional 750 shares of restricted stock shall be issued to any individual who is not an employee of the Company when such person is elected to the Board of Directors for the first time. Each such award of restricted stock will vest ratably by month over a period of three (3) years, such that the unvested portion of any such award shall be forfeited and returned to the Company in the event that the recipient should voluntarily resign as a director or refuse to accept renomination for election; anything to the contrary notwithstanding, if any Director holding unvested restricted stock awards under the foregoing program is not nominated for reelection to the Board of Directors or is otherwise not elected to the Board of Directors, or upon such a Director's death or permanent disability, all of his unvested restricted stock shall thereupon fully vest. The amounts in this column represent the dollar value recognized for financial reporting purposes for the 2008 fiscal year in accordance with FAS 123(R). The value of a stock award is calculated by multiplying the number of shares granted by the closing price of our Common Stock on the date of grant and such price is ratably expensed over the vesting period.

Communication with the Board

Stockholders who want to communicate with the Board of Directors or any of its committees may do so by addressing their correspondence to the Board member or members, c/o the Corporate Secretary, Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134.

Code of Ethics and Conduct Guidelines

The Company has adopted a Code of Ethics and Conduct Guidelines that is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer and controller, as well as the members of the Board of Directors. The Code of Ethics and Conduct Guidelines is available on the Company's website at www.toddpacific.com. A copy may also be obtained from the Corporate Secretary at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134. The Company intends to post any amendments to or waivers from its Code of Ethics and Conduct Guidelines (to the extent applicable to the Company's chief executive officer, principal financial officer, principal accounting officer and controller or any other officer or director) at this location on its website.

Ethics Hotline

Todd encourages employees to report possible ethical issues. The Company maintains an ethics hotline that is available 24 hours a day, seven days a week to receive reports of ethical concerns or incidents, including, without limitation, concerns about accounting, internal controls or auditing matters. The ethics hotline number can be found on the Company's intranet. All such issues are received by the Internal Audit Manager and are referred to the chairman of the audit committee for investigation and disposition where warranted. The Company prohibits retaliatory action against any employee for raising legitimate concerns or questions regarding ethical matters, or for reporting suspected violations of the Company's Code of Ethics and Conduct Guidelines.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors, certain officers and greater-than-10% shareholders ("Reporting Persons") of all publicly-held companies to file certain reports ("Section 16 Reports") with respect to beneficial ownership of such companies' equity securities.

Based solely on its review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, any written representation by them that no Form 5 was required, all Section 16(a) filing requirements applicable to the Company's Reporting Persons during and with respect to fiscal year 2008 have been complied with on a timely basis.

EXECUTIVE OFFICERS

The following is a list of the Executive Officers of the Company as of June 30, 2008:

Stephen G. Welch	Chief Executive Officer and President
Berger A. Dodge	Chief Financial Officer and Treasurer
Michael G. Marsh	Secretary and General Counsel

Patrick W.E. Hodgson serves as the Chairman of the Board but has not, since April 2004, served as an executive officer of the Company. Mr. Hodgson is an independent director, as defined by the regulations of the New York Stock Exchange, as of April 2008.

Biographical information with respect to executive officers who have been employed by the Company for less than five years is presented below.

Berger A. Dodge (age 39) - Mr. Dodge was elected by the Board of Directors to the position of Chief Financial Officer and Treasurer on June 30, 2006. Mr. Dodge succeeds Mr. Wiscomb who retired on June 30, 2006. Mr. Dodge has been with the Company since 2003 serving most recently as its Manager of Planning and Financial Analysis. Prior to joining Todd, Mr. Dodge worked as a Senior Associate with a private investment firm in Bellevue, Washington after having spent several years in the operations group of Tower Group International in Seattle, Washington. Mr. Dodge earned his Bachelor of Arts degree (cum laude) from Boston University and holds an MBA degree (in Finance and Accounting) from the University of Washington.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth in dollar amounts all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer, the Company's Chief Financial Officer and each of the Company's three most highly compensated executive officers whose compensation exceeded $100,000 during the three fiscal years ended March 30, 2008:
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non Equity Incentive Plan Compensation (3)	Change in Pension Value and Non Qualified Deferred Compensation Earnings	All Other Compensation	Total
Berger A. Dodge (4)	2008	$155,000	-	$62,030	-	$28,684	$6,874	$115	$252,703
Chief Financial Officer and Treasurer	2007	$125,574	-	-	-	-	$1,221	$569	$127,364
Todd Shipyards and Todd Pacific Shipyards	2006	$89,194	-	-	-	-	$1,060	$42	$90,295

Michael G. Marsh	2008	$172,025	-	$8,219	-	$28,684	($34,026) (7)	$334	$175,236
Secretary and General Counsel	2007	$163,101	-	-	-	-	$4,451	$900	$168,452
Todd Shipyards and Todd Pacific Shipyards	2006	$161,754	-	-	-	$46,613	$4,067	$622	$213,056

Thomas Van Dawark (5)	2008	$81,154	-	-	-	-	-	-	$81,154
President	2007	$208,870	-	-	$22,993	-	$3,829	-	$235,692
Todd Pacific Shipyards	2006	$209,116	-	-	$131,223	$83,904	$2,963	$1,564	$428,770

Stephen G. Welch	2008	$340,653	-	$27,398	-	$133,861	$1,164	$414	$503,490
Chief Executive Officer	2007	$318,001	-	-	-	-	$3,008	$872	$321,880
Todd Shipyards and Todd Pacific Shipyards	2006	$315,847	-	-	-	$186,453	$3,325	$792	$506,417

Scott H. Wiscomb (6)	2008	-	-	-	-	-	-	-	-
Chief Financial Officer and Treasurer	2007	$60,614	-	-	-	-	$3,067	$531	$64,212
Todd Shipyards and Todd Pacific Shipyards	2006	$181,577	-	-	-	$55,936	$3,193	$985	$241,691

(1) The amounts in this column represent the dollar value recognized for financial reporting purposes for the 2008 fiscal year in accordance with FAS 123(R). The value of a stock award is calculated by multiplying the number of shares granted by the closing price of our Common Stock on the date of grant and such price is ratably expensed over the vesting period.

(2) The fair value of the award was estimated on the grant date in 2003 using the Black-Scholes option-pricing model. Weighted-average assumptions used in the Black-Scholes valuations for 2007, 2006 and 2005 are as follows: risk-free interest rate based on the U.S. Treasury yield of 4.0 percent, dividend yield of 3.0 percent, and expected volatility based on historical volatility of 38 percent. The 4 year expected life of the option is based on historical experience and expected exercise patterns in the future.

(3) Pursuant to the Todd Shipyards Corporation Executive Incentive Compensation Plan, the bonuses awarded to the Executive Officers of the Company are payable over a three year period. The first payment, representing 50% of the awarded amount, is paid in June of the year awarded. The second payment, representing 25% of the awarded amount, will be paid in June of the next year with the final 25% paid in June of the third year. For example, 50% of the bonus awarded in 2008 was paid in June 2008. The second payment, representing 25% of the awarded amount, will be paid in June 2009 and the final payment, also representing 25% of the awarded amount, will be paid in June 2010. Each Executive Officer's right to receive the 2009 and 2010 payments is fully vested but is contingent upon the Executive Officer being employed with the Company at the designated time of each subsequent payment. There were no bonuses awarded to the Executive Officers in fiscal year 2007. (Please see description of the Executive Officer Incentive Plan in the Report of the Compensation Committee.)

(4) Mr. Dodge was promoted to Chief Financial Officer on June 30, 2006 at a salary of $140,000 per year. Amounts in the table reflect the amount of all compensation for Mr. Dodge, in all capacities, during fiscal 2007.

(5) Mr. Van Dawark resigned his position as President and Chief Operating Officer effective July 6, 2006.

(6) Mr. Wiscomb retired on June 30, 2006. He is succeeded by Berger A. Dodge.

(7) The decrease in pension value reflects the application of a statutory mandated increase in the discount rate. Mr. Marsh's pension is more dramatically affected than the other officers due to his length of service (see Retirement System below).

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2008

Name

 Grant Date
(1)

Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Estimated Future Payouts Under Equity Incentive Plan Awards

 All Other Stock Awards: Number of Shares of Stocks or Units
(#)

 All Other Option Awards: Number of Securities Underlying Options
(#)

 Exercise or Base Price of Option Awards
($/Sh)

Grant Date Fair Value of Stock and Option Awards

 Threshold
($)

 Target
($) (2)

 Maximum
($)

 Threshold
($)

 Target
($)

 Maximum
($)

Stephen G. Welch

04/02/07

$285,000

Berger A. Dodge

04/02/07

$50,000

Michael G. Marsh

04/02/07

$50,000

Stephen G. Welch

07/06/07

5,000

10,000

21.02

$151,630

Berger A. Dodge

07/06/07

9,500

3,000

21.02

$213,649

Michael G. Marsh

07/06/07

1,500

3,000

21.02

$45,489

(1) The first day of fiscal year 2008.

(2) The Company's Executive Incentive Compensation Plan ("Plan") does not provide for a specific dollar threshold, target or maximum award.  Based on the financial performance of the Company in fiscal year 2008, actual awards were made of $66,930, $14,342 and $14,342 to Messrs. Welch, Marsh and Dodge respectively.  Awards are based on economic profit achieved by the operating company during the fiscal year.  The three executive officers of the Company share 10% of the economic profit of the operating company.  Mr. Welch is entitled to 7% of the economic profit while Messrs. Dodge and Marsh are entitled to 1-1/2% of the economic profit each.  Details of the operation of the Plan are set forth in the Compensation Report.  For purposes of this table, an approximate average of incentive plan awards from previous fiscal years in which awards were made are used to illustrate the target amount for fiscal year 2008 which began on April 2, 2007.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

The following tables set forth certain information regarding options (in the form of stock settled appreciation rights "SSARs") granted to and exercised by the named executives during the fiscal year ended March 30, 2008, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are in-the-money.  The value realized on exercise is determined by calculating the difference between the price of the Company's Common Stock and the exercise price of the options at the date of exercise, multiplied by the number of shares exercised.  In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased from the grant value.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS

STOCK AWARDS

Name

 Number of Securities Underlying Unexercised Options
(#)
Exercisable

 Number of Securities Underlying Unexercised Options
(#)
Unexercisable (1) (2)

 Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options
(#)

 Option Exercise Price
($)

Option Expiration Date

 Number of Shares or Units of Stock That Have Not Vested
(#) (3)

 Market Value of Shares or Units of Stock That Have Not Vested
($) (4)

 Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
(#)

 Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(#)

 Stephen G. Welch,
Chief Executive Officer

10,000

21.02

7/06/2012

5,000

80,300

Michael G. Marsh, Secretary and General Counsel

3,000

21.02

7/06/2012

1,500

24,090

Berger A. Dodge, Chief Financial Officer

3,000

21.02

7/06/2012

7, 900

126,874

  (1) Option awards included stock settled appreciation rights ("SSARs").

  (2) 10,000 SSARs were awarded to Mr. Welch and 3,000 SSARs to each of Mr. Marsh and Mr. Dodge, vesting over a three year period and expiring on July 6, 2012.  The grants were made with a base price of $21.02 equal to the fair market value on date of grant.

  (3) Effective July 6, 2007, the Compensation Committee granted restricted stock awards to the three executive officers of the Company.  An award of 5,000 restricted stock units vesting at the rate of 20% on the next five anniversaries of the award was made to the Mr. Welch as Chief Executive Officer and awards of 1,500 restricted stock units each and the same vesting provisions were made to Mr. Marsh and Mr. Dodge.  The Committee also granted an additional 8,000 restricted stock units (of which 1,600 shares vested immediately with the remainder to vest over the next four anniversaries) in retroactive recognition of his accession to the role of Chief Financial Officer as of July 1, 2006.  (See Report of the Compensation Committee below for actions taken after the end of fiscal year 2008.)

  (4) Based on market value at the end of fiscal year 2008 which was $16.06 per share.

OPTION EXERCISES AND STOCK VESTED

OPTION AWARDS

STOCK AWARDS

Name

 Number of Shares Acquired on Exercise
(#) (1)

 Value Realized on Exercise
($)

 Number of Shares Acquired on Vesting
(#) (2)

 Value Realized on Vesting
($)

Stephen G. Welch

239,066

3,430,597

Berger A. Dodge

1,600

33,632

  (1) In connection with a cashless exercise (see Employment Arrangements below), Mr. Welch surrendered 127,721 shares to the Company, out of the 239,066 shares exercised, to satisfy the exercise price payable and the income and FICA taxes to be withheld by the Company.

  (2) Date of vesting was July 8, 2007.

TODD SHIPYARDS CORPORATION RETIREMENT SYSTEM

The Todd Shipyards Corporation Retirement System as amended as of July 1, 2002 (the "Retirement Plan") is a pension plan originally established by the Company on August 1, 1940 to provide lifetime retirement benefits to eligible employees. The Retirement Plan is a qualified defined benefit plan under the Employee Retirement Income Security Act and during fiscal year 2008 covered all employees of the Company who had completed six months of continuous service (as defined). The Retirement Plan is administered by a committee (the "Retirement Board") of not less than three persons appointed by the Board of Directors. Messrs. Dodge, Marsh, and Welch, participated in the Retirement System during fiscal year 2008.  On March 17, 2007 the Board of Directors approved an amendment to the Retirement Plan to close the Retirement Plan to any persons hired on or after April 9, 2007.

A participant is generally eligible for a benefit under the Retirement Plan on his or her normal retirement date, which is age 65. The normal annual retirement allowance payable upon retirement is equal to 1 3/4% of the participant's average final compensation (as defined) multiplied by his years of credited service (as defined), reduced by the lesser of (i) 1/2% of the employee's covered compensation (as defined) for each year of credited service not in excess of 35 years or (ii) 50% of the benefit that would be provided if the benefit were limited to the employer-provided portion based on the employee's covered compensation and had been determined without regard to the reduction.

Payment of benefits under the Retirement Plan are normally paid in an annuity form beginning at age 65, with reductions for commencement of benefits prior to age 65. Participants can elect a lump sum form of payment.

Compensation covered by the Retirement Plan includes salary and any cash bonuses as indicated in the Cash Compensation Table above. The Pension Plan Table below indicates for each of the executive officers employed during fiscal year 2008, the number of years of credited service, the present value of accumulated benefits and any payments received during fiscal year 2008.  Current law limits the Average Final Compensation that may be considered in calculating a pension benefit to $230,000. The benefits reflect an estimated deduction for the offset described above. The estimated credited years of service for Messrs. Dodge, Marsh, and Welch at age 65 is 30 years, 37 years, and 22 years, respectively.

Pension Plan Table

PENSION BENEFITS

Name

Plan Name

Number of Years Credited Service (#)

Present Value of Accumulated Benefit ($)

Payments During Last Fiscal Year ($)

Stephen G. Welch

*

8.0

$126,321

$0

Michael G. Marsh

*

25.3

$424,181

$0

Berger A. Dodge

*

5.0

$25,452

$0

* Todd Shipyards Corporation Retirement System

TODD SHIPYARDS CORPORATION SAVINGS INVESTMENT PLAN

The Todd Shipyards Corporation Savings Investment Plan as amended and restated as of April 1, 2002 (the "Savings Plan") is a profit sharing plan originally established on July 1, 1984 to provide retirement benefits to participating employees. The Savings Plan is intended to comply with Section 401(k) of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

The Savings Plan covers all full-time administrative employees of the Company with at least six months of service prior to September 17, 2004 with coverage extended to date hired for eligible employees hired after September 16, 2004. Under the Savings Plan, a participant may elect to make before-tax contributions by reducing eligible compensation (as defined) to an amount equal to a percentage of such compensation from 1% up to and including 75%. Prior to March 31, 1989, participants were permitted to make after-tax contributions to the Savings Plan; however, no such contributions have been permitted since such date although such accounts continue to be credited with investment earnings and losses. Each participant may direct the committee, which administers the Savings Plan, to invest his or her before-tax contributions among the available investment options which include, at present, a range of domestic and foreign equity and bond funds.

Under the terms of the Savings Plan, the Company contributes an amount up to 2.4% of each participant's annual salary depending on the participant's Savings Plan contributions. In fiscal year 2008, the Company contributed approximately $170,565 to the Savings Plan.

Each participant has a 100% vested, non-forfeitable right to all before-tax contributions from eligible compensation. Each participant has a vested, non-forfeitable right to any employer matching contributions made to his or her account based on a two-year cliff-vesting schedule.

Benefits under the Savings Plan are payable only in the form of a lump sum payment upon request at any time after termination of employment.

Employment Arrangements

On February 7, 2001, the Company renewed and extended its employment of Stephen G. Welch as President and Chief Executive Officer of the Company for a three-year term expiring on February 6, 2004. The terms of the renewal included significant cash and equity incentives intended to retain Mr. Welch's services.  In addition to base compensation and cash bonuses, the compensation and incentive arrangements for Mr. Welch included options to purchase up to an aggregate of 240,000 shares of the Company's Common Stock at a price of $6.55 per share, expiring on February 6, 2011. Mr. Welch exercised 30,000 of those options in 2003.  The remaining 210,000 options were adjusted after the Special Meeting of Shareholders in May 2006.  Subsequent to the adjustment, as of June 30, 2006, Mr. Welch held 239,066 fully vested options with a strike price of $5.75 per share ("Options").  Generally such options are non-transferable and exercisable solely by Mr. Welch while employed by the Company.

In June 2007 the Compensation Committee and the Board of Directors, pursuant to their authority under the Company's Incentive Stock Incentive Plan of 2003, approved a resolution permitting Mr. Welch to exercise the Options by means of a "cashless exercise" in which shares, otherwise due for delivery to Mr. Welch in the event of an exercise of the Options in full, are retained by the Company equivalent in value to such number of shares as is required in order (i) to offset the aggregate exercise price payable with respect to such exercise and (ii) to offset the income and FICA taxes required to be withheld on earned income arising from the exercise.  Mr. Welch exercised all of his remaining options, totaling 239,066, on November 15, 2007.  In connection the exercise, Mr. Welch surrendered 127,721 shares to the Company to satisfy the exercise price payable and the income and FICA taxes to be withheld by the Company.  The market price for the exercise was determined to be $20.10 per share which was the mean average between the high and the low trading prices for such Common Stock on the date written notice of such exercise was given by Mr. Welch to the Secretary of the Corporation.

Mr. Welch participates along with the other Executive Officers in the Todd Shipyards Corporation Executive Incentive Compensation Plan which was filed as an exhibit in its entirety with the Company's Form 10-K in June 2005.

Pursuant to its provisions, Mr. Welch's employment contract automatically renews on a year-to-year basis unless either party terminates the agreement by notice given at least sixty (60) days prior to the end of the initial term or any successive term. Under this provision, the agreement is currently scheduled to terminate on February 7, 2009.

The Executive Officers' annual salaries as of July 1, 2008 were:

Stephen G. Welch, Chief Executive Officer and President - $365,000

Michael G. Marsh, Secretary & General Counsel - $183,000

Berger A. Dodge, Chief Financial Officer and Treasurer - $170,000

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

None of the members of the Company's Compensation Committee (i) were, during the fiscal year, an officer or employee of the Company; (ii) were formerly an officer or employee of the Company; or, (iii) had any relationship requiring disclosure by the Company as Certain Relationships and Related Transactions.

None of the executive officers of the Company served as a member of a compensation committee of any entity whose executive officers or directors served on the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee (the "Committee") of the Board of Directors establishes the general compensation policies of the Company, administers the Company's Incentive Stock Compensation Plan and establishes the cash compensation of executive officers.  The Committee is also responsible for establishing the compensation of the Chairman of the Board of Directors, its members and the chairmen and members of the respective committees.  Compensation decisions are subject to ratification by the full Board of Directors.  The Committee currently consists of Directors Lehrer, Lewis and Reason who are independent, non-employee directors having no interlocking relationships as defined by the SEC.  The Committee had one (1) formal meeting in fiscal year 2008, but had a number of e-mail communications and informal telephone conferences during the year.  As Chairman of the Compensation Committee, Mr. Lehrer also held meetings with the Committee's outside independent compensation consultant firm, Towers Perrin.

During fiscal years 2007 and 2008, the Committee worked with the compensation consulting firm of Towers Perrin to evaluate and improve the design of the compensation plan for the Company's executive officers.  As a result of that process, the Committee took a number of formal actions in fiscal year 2008 regarding the Company's compensation practices.  This report provides its discussion and analysis of compensation and the formal actions taken.

The Committee believes that executive officer compensation, including that of the Chief Executive Officer, should be heavily influenced by Company performance and achievement of goals.  Annually, the Committee establishes each executive officer's cash and incentive compensation based on the Board of Directors' evaluation of the Chief Executive Officer, and the evaluation by the Board of Directors and Chief Executive Officer of the other executive officers.  The officers' past performance and relative impact on the success of the Company and the achievement of its goals is included in such evaluations.

The Committee has developed a compensation strategy for the Company's executive officers, that provides incentives for (i) short and long-term strategic management, (ii) enhancement of stockholder value, (iii) improving the Company's annual and long-term performance, (iv) individual performance, and (v) other criteria designed to further align the interests of the Company's officers with those of its stockholders.  The Committee and the Board of Directors believe that the executive officers' ownership of an equity interest in the Company is an incentive in building shareholder value and aligning the long-term interests of management and stockholders.

Salary and Cash Compensation

The Committee determined to raise the base salaries of its executive officers, taking into account the following criteria:

  The Committee determined that the respective base salaries of the Company's executive officers were below those of similar size firms within the same geographic area.

  There were no increases in base salaries during the prior fiscal year of the Company.

  The Company's Executives have had to take on additional management responsibilities following the departure of Todd Pacific's President and Chief Operating Officer in July 2006.

Executive Incentive Compensation Plan

The Committee oversaw operation of the Executive Incentive Compensation Plan for fiscal year 2008 and has approved continued use of the plan for fiscal year 2009.  The plan is based on the sharing of a percentage of the Economic Profit achieved by the Company's shipyard operations focusing on short term (yearly) incentives for performance.

The plan was designed with the following objectives in mind:

  Provide an incentive for executives to create lasting economic value for the benefit of Todd shareholders;

  Tie incentive awards to shareholder value based on objective criteria and a formula-driven share line;

  Focus executive management's attention on key financial measures;

  Ensure Todd's executive compensation packages remain competitive with other employers with similar employees in comparable positions and relevant geographic locations;

  Provide a plan with clear boundaries, clear mechanics and clear rules that is easy to administer.

For purposes of the plan, Economic Profit is defined as net operating profit after cash taxes, minus a capital charge for the invested capital used to generate the net operating profit.  The capital charge is equal to 10% of the capital invested in the shipyard operations.  Pursuant to the plan, the three executive officers of the Company receive a combined 10% of the Economic Profit of the shipyard in amount that vary in accordance with their positions.  Any incentive compensation payments earned by the officers under the plan are payable in three annual installments in the respective amounts of 50%, 25% and 25% of the amount earned by the executive in any fiscal year.  The plan also provides for certain events that would cause the forfeiture of the payment of amounts which have been earned but are unpaid under the plan, and certain events which would cause the acceleration in the payment of amounts earned under the plan.  Based on the financial performance of the Company in fiscal year 2008, awards were made of $66,930, $14,342 and $14,342 to Messrs. Welch, Marsh and Dodge respectively.

Equity Based Compensation

The equity plans are intended as longer term incentives - both from a vesting and a performance point of view.  The Committee has determined to award restricted stock awards ("RSAs") and stock settled appreciation rights ("SSARs") as a means of compensating officers and directors by a means that aligns their interests with the interests of shareholders, and provides equity awards which are competitive with other publicly traded companies in the Seattle area.

Restricted Stock Awards

Pursuant to the 2003 Incentive Stock Compensation Plan approved by the Shareholders in September 2003, executives are eligible to receive grants of restricted stock awards ("RSAs"). A RSA is a right to receive Todd Shipyards Corporation ("Todd") common shares over a vesting period. Upon vesting, employees receive Todd common shares that they own outright. The Committee has purposely moved away from stock option awards in favor of RSAs and Stock Settled Appreciation Rights (see below).  We believe stock awards are a good instrument to provide significant equity compensation to employees to align the interests of the executive with those of our shareholders.  Prior to vesting of RSAs, executives do not have any right to vote or receive dividends on the shares underlying the award.  Effective July 6, 2007, the Compensation Committee awarded RSAs to the three executive officers of the Company.  An award of 5,000 restricted stock units vesting at the rate of 20% on the next five anniversaries of the award was made to the Mr. Welch as Chief Executive Officer and awards of 1,500 restricted stock units each and the same vesting provisions were made to Mr. Marsh and Mr. Dodge.  The Committee also granted an additional 8,000 restricted stock units (of which 1,600 shares vested immediately with the remainder to vest over the next four anniversaries) in retroactive recognition of his accession to the role of Chief Financial Officer as of July 1, 2006.

Subsequent to the end of the 2008 fiscal year, the Compensation Committee made an additional award to the three executive officers of the Company.  An award of 6,000 restricted stock units vesting at the rate of 20% on July 1 in each of the next five years beginning on July 1, 2009 was made to Mr. Welch as Chief Executive Officer and awards of 1,800 restricted stock units each and the same vesting provisions were made to Mr. Marsh and Mr. Dodge.

Stock Settled Appreciation Rights

A Stock Settled Appreciation Right ("SSAR") is an award which provides the executive with the ability to profit from the appreciation in value of a set number of shares of company stock over a set period of time. The valuation of a stock appreciation right operates exactly like a stock option in that the employee benefits from any increases in stock price above the price set in the award. However, unlike an option, the employee is not required to pay an exercise price to exercise them, but simply receives the net amount of the increase in the stock price in shares of Todd stock.  The Committee determined to award SSARs, rather than stock options, because of favorable accounting treatment under FAS 123R, in order to limit the dilution to other shareholders, and in order to reward executives for appreciation in the Company's stock price without the difficulties of raising money for the exercise price of an option.  In the Committee's view, neither the executive officers nor the shareholders are served if the Compensation program operates to force the officers to sell rather than hold Company shares as a long term investment.  The Committee implemented use of the SSARs by granting 10,000 rights to Mr. Welch and 3,000 rights to each of Mr. Marsh and Mr. Dodge, vesting over a three year period and expiring on July 6, 2012.  The grants were made with a base price of $21.02 equal to the fair market value on date of grant.

Subsequent to the end of fiscal year 2008, the Compensation Committee granted additional SSARs to the three executive officers of 10,000 rights to Mr. Welch and 3,000 rights to each of Mr. Marsh and Mr. Dodge, vesting over a three year period and expiring on June 13, 2013.  The grants were made with a base price of $14.48 equal to the fair market value on the date of grant (June 13, 2008).

The Committee reviews and approves all stock awards issued as part of the annual employee performance review.

The Compensation Committee intends that this Report serve as the Compensation Discussion and Analysis and recommended to the Board that this Report be included in the Company's Proxy Statement in connection with its meeting to be held August 22, 2008, and incorporated by reference into the Company's Annual Report for the fiscal year ended March 30, 2008.

Joseph D. Lehrer, Compensation Committee Chair

J. Paul Reason, Compensation Committee Member

William L. Lewis, Compensation Committee Member

Additional Information Regarding Equity Compensation Plans

The following table sets forth information regarding the Company's equity compensation plans in effect as of July 14, 2008.  Each of the company's equity compensation plans is an "employee benefit plan" as defined by Rule 405 of Regulation C of the Securities Act of 1933.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category

 Number of shares of common stock to be issued upon exercise of outstanding options, warrants and stock settled appreciation rights

Weighted-average exercise price of outstanding options, warrants and stock settled appreciation rights

Number of shares of common stock remaining available for future issuance under equity compensation plans

 Equity compensation plans approved by stockholders:

32,000

$17.75

202,100

 Equity compensation plans not approved by shareholders:

0

---

0

Totals:

202,100

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (the "Committee") oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement.

Management has the primary responsibility for the consolidated financial statements and the reporting process including the system of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed the Company's audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with United States generally accepted accounting principles, the auditor's judgments as to the quality, not just the acceptability, of the Company's accounting principles, the Company's internal control over financial reporting, and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board (United States).  In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit.  The Committee met with the independent auditors and management to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Committee held five (5) meetings during fiscal year 2008.

The Committee also met separately with the internal auditor, without management present, to discuss the results of his examinations and his audit plan for fiscal year 2009. (The internal auditor reports directly to the Audit Committee.)  Additionally, the chairman of the Committee met throughout the fiscal year with the internal auditor and senior financial staff to review, among other items, the plan for continued compliance with the requirements of the Sarbanes-Oxley Act of 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended March 30, 2008 for filing with the Securities and Exchange Commission.

Steven A. Clifford, Audit Committee Chair

Brent D. Baird, Audit Committee Member

Philip N. Robinson, Audit Committee Member

The material in the Report of the Audit Committee, and the accompanying Performance Graph on the Company's stock performance are not "soliciting material," and are not deemed "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

PERFORMANCE GRAPH

The following graph compares the Company's Common Stock performance (Company-Index) to that of the Dow Jones US Total Market Index (DOW-Index) and the Dow Jones US Commercial Vehicles & Trucks Index (DJCVT-Index), all of which assume the reinvestment of dividends. In previous years, the Company used for the following graph the Dow Jones Transportation Equipment Index, which has been realigned by a new method for classifying companies by lines of business. The Company is now included in the Dow Jones Commercial Vehicles & Trucks Index.

The following table outlines the points used in the performance graph.  Company = Todd Shipyards Corporation; DJCVT = Dow Jones US Commercial Vehicles & Trucks Index; DOW = Dow Jones US Total Market Index.

Dates

Company Index

DJCVT Index

DOW Index

March 30, 2003

100.00

100.00

100.00

March 28, 2004

130.24

164.47

133.06

April 3, 2005

152.58

188.13

144.53

April 2, 2006

254.12

271.62

165.80

April 1, 2007

156.36

317.69

184.95

March 30, 2008

138.66

378.56

174.09

The information presented in the performance graph indicates that $100 invested in the Company's Common Stock on March 30, 2003 would be worth $138.66 on March 30, 2008 which represents a compound annual rate of return of approximately 6.8%.  The same amount hypothetically invested in the Dow Jones US Commercial Vehicles & Trucks Index would be worth $378.56, representing a compound annual gain of 30.5%.  Also, $100 invested in the Dow Jones Industrial Averages would be worth $174.09, which represents a compound annual gain of approximately 11.7%.

PROPOSAL NO. 2

AMENDMENT OF BY-LAWS RELATING TO 'CERTIFICATELESS' COMMON STOCK

Stockholders are being asked to adopt an amendment and restatement to Article 6 of the Company's By-Laws in order to make explicit the ability of stockholders to participate in a direct registration system ("DRS") if they so choose.  Share holding in a DRS permits the holder to hold "certificateless" shares of the Company's Common Stock in a book entry system maintained for the shareholder at its transfer agent and is an alternative to holding shares in "street name" through a broker-dealer or bank.  The New York Stock Exchange and other national securities exchanges now require that listed issuers maintain DRS availability and Delaware law, although continuing to require that any stockholder is entitled on request to receive and hold share certificates, now permits certificateless book entry systems.  Through its transfer agent, BNY Mellon Shareowner Services the Company maintains a DRS for those stockholders wishing to participate.

The amendment to the By-Laws is intended to make the right of stockholders to utilize DRS registration of their holdings of the Company's stock and clarifies that transfers and other matters governing such shares are treated in a manner consistent with procedures applicable to holdings in registered certificate form.  The Company's certificate of incorporation requires that amendments to the By-Laws be adopted by the stockholders.  The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for adoption of the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE AMENDMENT AND A RELATED RESTATEMENT OF THE BY-LAWS.

INDEPENDENT AUDITOR'S FEES

The Audit Committee of the Company dismissed Ernst & Young, LLP from their engagement as the Company' independent outside auditors on September 9, 2005 and retained Grant Thornton, LLP to serve in that capacity for the remainder of fiscal year 2006 and for fiscal years 2007 and 2008.  Ernst & Young, LLP served as the Company's independent outside auditors through the first quarter of fiscal year 2006 before their dismissal.  They also consented to incorporation of their 2005 report in the 2007 10K filed on June 13, 2007.

Audit Fees

The aggregate fees that the Company paid or accrued for professional services rendered by the Company's independent outside auditors, Grant Thornton LLP, for the audit of the Company's annual financial statements, timely quarterly reviews and the audit of internal control over financial reporting for the fiscal years ended March 30, 2008 and April 1, 2007 were $311,840 and $336,840, respectively.

The aggregate fees that the Company paid or accrued for professional services rendered by the Company's independent outside auditors, Ernst & Young LLP, for the audit of the Company's annual financial statements, timely quarterly reviews and the audit of internal control over financial reporting for the fiscal year ended April 1, 2007 was $10,000.

Audit Related Fees

The aggregate fees that the Company paid or accrued for professional services rendered by Grant Thornton LLP for audit related services for fiscal years 2008 and 2007 were $0 and $0, respectively.

The aggregate fees that the Company paid or accrued for professional services rendered by Ernst & Young LLP for audit related services for fiscal year 2007 was $0.

Tax Fees

The aggregate fees that the Company paid or accrued for professional services rendered by Grant Thornton LLP for tax services for fiscal years 2008 and 2007 were $0 and $0, respectively.

The aggregate fees that the Company paid or accrued for professional services rendered by Ernst & Young LLP for tax services for fiscal year 2007 was $0.

All Other Fees

There were no other fees paid or accrued for professional services by Grant Thornton LLP or Ernst & Young LLP for fiscal years 2008 and 2007.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to shares of the Common Stock which are held by (i) persons known to the Company to be the beneficial owners of more than 5% of said stock, (ii) each current Director, (iii) each Nominee, (iv) all current executive officers and Directors as a group, and (v) all Nominees as a group.  For purposes of this proxy statement, beneficial ownership of securities is defined in accordance with the rules of the SEC and more generally as the power to vote or dispose of securities regardless of any economic interest therein. Unless otherwise indicated, the stockholders have sole voting and investment power with respect to the shares indicated. All information set forth on the following table is as of July 14, 2008, except as otherwise noted, and is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to the Company.

Name of Beneficial Owner

 Amount and Nature of
Beneficial Ownership (1)

Percent of Class (2)

Brent D. Baird

36,350

(3)

--

Steven A. Clifford

8,750

--

Patrick W.E. Hodgson

75,650

1.3%

William L. Lewis

750

Joseph D. Lehrer

2,750

--

J. Paul Reason

1,500

Philip N. Robinson

5,750

--

Stephen G. Welch

156,931

(4)

2.7%

Dimension Fund Advisors

378,331

6.6%

1299 Ocean Avenue, 11th Floor

Santa Monica, California 90401

John D. Weil

503,800

(5)

8.8%

200 North Broadway, Ste. 825

St. Louis, MO 63102-2573

All Current Directors, Nominees and Executive

322,631

(6)

5.6%

Officers as a Group (10 persons)

All Nominees as a Group (8 persons)

288,431

(7)

5.0%

(1)  All beneficial ownership is sole and direct unless otherwise noted.

(2)  No percent of class is given for holdings less than one percent of the outstanding Common Stock.

(3)  Brent Baird owns directly 36,350 shares of which 10,100 shares are held in a retirement plan for Mr. Baird.

(4) Includes 11,253 shares held through the 401(k) Savings Plan as of July 14, 2008, 3,333 stock settled appreciation rights subject to exercisable at July 14, 2008 and 1,000 vested shares of restricted stock.

(5)  John Weil has sole voting and dispositive powers over the shares but does not hold them directly nor does he have sole economic benefit.

(6) Includes 11,253 shares held through the 401(k) Savings Plan as of July 14, 2008, 5,333 stock settled appreciation rights subject to exercisable at July 14, 2008 and 4,800 vested shares of restricted stock.

(7) Includes 11,253 shares held through the 401(k) Savings Plan as of July 14, 2008, 3,333 stock settled appreciation rights subject to exercisable at July 14, 2008 and 1,000 vested shares of restricted stock.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has retained the law firm of Greensfelder, Hemker & Gale, P.C., of which Mr. Lehrer is a stockholder and officer, relating to various matters.

Messrs. Hodgson and Baird are members of the Board of Directors of M&T Bank Corporation whose wholly owned subsidiary, M&T Bank, serves as the Company's principal depository.  The Company pays usual and customary fees to M&T Bank for its banking services.

SOLICITATION OF PROXIES

The Company will bear the entire cost of preparing, assembling, printing and mailing this proxy statement and the enclosed form of proxy or voting instruction form (as the case may be), and of soliciting proxies.  The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses in connection with such solicitation.  The initial solicitation of proxies by mail may be supplemented by telephone, telegram and in-person solicitation by directors, nominees for director, officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

The Company has retained W.F. Doring and Company to solicit proxies from individuals, brokers, bank nominees and other institutional holders.  W.F. Doring and Company will be paid fees of approximately $2,500, and will be reimbursed for their reasonable expenses in connection with this solicitation.

Except as described in this proxy statement, to the best of the Company's knowledge, no person who has been a Director or executive officer of the Company since the beginning of its last fiscal year, no Nominee, nor any associate of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office.

Individuals, brokers, banks and other institutional holders should direct questions concerning this solicitation or the procedure to be followed to execute and deliver a proxy to W.F. Doring and Company at (201) 823-0013.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders desiring to exercise their rights under the SEC's proxy rules to submit proposals for consideration by the stockholders at the 2009 Annual Meeting are advised that their proposals must be received by the Company no later than April 30, 2009 in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT TO STOCKHOLDERS

The 2008 Annual Report of the Company, which includes consolidated financial statements for the fiscal period ended March 30, 2008 is being mailed to the stockholders with this proxy statement.  The Annual Report is not to be considered part of the soliciting material.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Meeting, except the matters set forth in the Notice of Annual Meeting and described in this proxy statement.  If any other matters properly come before the Meeting, the persons designated as agents in the enclosed form of proxy will vote on such matters in accordance with their best judgment.

COPIES OF THE COMPANY'S REPORT ON FORM 10-K TO THE SEC CAN BE OBTAINED WITHOUT CHARGE BY STOCKHOLDERS (INCLUDING BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK).

SHAREHOLDER RELATIONS DEPARTMENT

TODD SHIPYARDS CORPORATION

1801-16TH AVENUE SW

SEATTLE, WASHINGTON 98134

Michael G. Marsh

Secretary and General Counsel

July 25, 2008

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

of

TODD SHIPARDS CORPORATION

This Audit Committee Charter ("Charter") was adopted by the Board of Directors ("Board") of Todd Shipyards Corporation ("Company") on May 21, 2004.

I.  Purpose

The Audit Committee of Todd Shipyards Corporation is a standing committee of the Board of Directors of the Corporation established by action of the Board permitted under the By-Laws of the corporation and the Delaware General Corporation Law.  The primary objective and role of the Audit Committee is to assist the Board in fulfilling the Board's responsibilities by reviewing (i) the financial information provided by the corporation to shareholders and others, (ii) the accounting practices and principles followed by the corporation, (iii) compliance with the established accounting practices and principles, (iv) the process by which financial information is generated and audited, and (v) compliance with legal and regulatory requirements.  It is intended that such review shall address the appropriateness and quality of the corporation's financial reporting as well as its adequacy and accuracy.

II.  Membership

The Audit Committee shall consist of at least three members of the Board of Directors appointed annually by the full Board of Directors following its first meeting subsequent to its election at the Annual Meeting of Shareholders of the corporation.  Each person appointed to membership on the Audit Committee shall be independent of management of the Company in accordance with criteria established by the principal market for the Company's Common Stock, applicable laws, and rules and regulations of the Securities and Exchange Commission ("SEC").  Each person appointed to membership on the Audit Committee shall be financially literate and at least one member of the Committee shall be an "audit committee financial expert" as that term is defined in Section 401(h) of Regulation S-K promulgated by the SEC.  The Board of Directors may remove any member of the Committee during the period of appointment.  The Audit Committee shall select from its members a Chairman.

III.  Meetings and Procedures

The Chairman shall preside at each meeting of the Committee and set the agendas for Committee meetings.  The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's certificate of incorporation or bylaws that are applicable to the Committee.

The Committee, in its entirety, shall meet at least twice per year and more frequently as the Committee deems necessary.  The Committee (or the Committee Chairman if so designated by the Committee) shall also meet quarterly to review the Company's Form 10-Q prior to its filing.

The Company shall provide appropriate funding to be used as determined in the discretion of the Audit Committee to provide for the payment of compensation (i) to the Company's independent auditors in connection with the issuance of such auditors' report upon the financial statements of the Company and (ii) to such independent counsel or other advisers as may be deemed necessary or appropriate by the Audit Committee in fulfilling its role hereunder.

The Chairman of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.  Duties and Responsibilities

The Audit Committee shall exercise an oversight function with respect to the Company's preparation and dissemination of financial information and shall report on such topics to the Board of Directors.  This review function to be performed by the Audit Committee is not intended to relieve the Company's financial management executives from responsibility for maintaining and presenting financial information nor to relieve the independent auditors engaged by the corporation from their responsibilities.  The goal of the Audit Committee's activities is to maintain free and open communications among the Company's directors, independent auditors, and internal financial management and accounting staffs as a means of achieving full and fair financial disclosure.  The Manager of Internal Audit shall report directly to the Chairman of the Audit Committee and shall provide to the Audit Committee copies of all significant reports provided by Internal Audit to management, together with copies of management's responses thereto.

Although it is expected that the Audit Committee will adopt flexible policies and procedures in order to address changing conditions and concerns, it is expected that the following tasks will be performed by the Audit Committee on a recurring basis:

  The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent auditors.   The Audit Committee shall pre-approve (or establish procedures for pre-approval) any non-audit services to be provided to the Company by the independent auditors.  The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.  The Audit Committee shall discuss with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.  Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors.

  The Audit Committee shall discuss with management and the independent auditors the overall scope and plans for the audit including the adequacy of staffing and compensation.  The Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.  The Audit Committee shall meet separately with the independent auditors and with internal audit personnel, with and without management present, to discuss the results of their examinations.

  The Audit Committee shall discuss and review with management and or the independent auditors, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company.

  The Audit Committee shall review the interim financial statements and the MD&A with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.  The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.  The Committee shall also review the earnings press release prior to issuance.  The chairman of the Audit Committee may represent the entire committee for the purposes of such reviews.

  The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  The review shall also include the press release announcing earnings, the MD&A as included in the 10-K and a review with management of reports on internal controls.  The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

  The Audit Committee shall discuss policies with respect to risk assessment and risk management.  The Audit Committee shall further discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

  The Audit Committee shall review the internal audit department's staffing, budget and responsibilities.  The Committee shall review and approve the internal audit plan and shall also communicate with the Manager of Internal Audit at any time, as needed, to address concerns.

  The Audit Committee shall receive copies of and review on a timely basis reports from the independent auditors (including any other outside auditors) together with copies of all material written correspondence between such auditors and management.

  The Audit Committee shall review and evaluate the qualifications, performance and independence of the lead partner assigned to the engagement by the independent auditors.

  The Audit Committee shall set clear hiring policies applicable to the hiring of employees or former employees of the independent auditors by the Company.

  The Audit Committee shall review and discuss with management the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies.

  The Audit Committee shall prepare the report of the Audit Committee as required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Audit Committee shall conduct and present to the Board an annual performance evaluation of the Committee, including its recommendation (if any) for changes in this Charter.

V.  Ratification, Amendments and Disclosure

This Charter has been adopted by the Members of the Audit Committee and confirmed by the Board of Directors of the Company.  No amendment to the Charter or action of the Board of Directors which would limit or restrict the duties, responsibilities, powers and rights of the Audit Committee or which would alter the qualifications for membership on the Audit Committee shall be effective without the consent of a majority of the members of the Audit Committee.

This Charter shall be made available on the Company's web site at www.toddpacific.com and to any shareholder who otherwise requests a copy. The Company's Annual Report to Shareholders shall state the foregoing.

APPENDIX B

proposed

RESTATED BY-LAWS

OF

TODD SHIPYARDS CORPORATION

ARTICLE I

OFFICES

Section 1. In addition to its principal office in the State of Delaware, the Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors shall from time to time determine.

ARTICLE II

STOCKHOLDERS' MEETINGS

 Section 1. Time and Place.  All meetings of the stockholders for the election of Directors shall be held at such place within such city as the Board of Directors may determine and which shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver or notice thereof.

 Section 2. Annual Meeting.  An annual meeting of the stockholders of the Corporation shall be held in September each year on such date and at such time and location as shall be determined by the Board of Directors.  At such meeting the stockholders entitled to vote thereat shall elect by a plurality vote a Board of Directors, and may transact such other business as may properly be brought before the meeting.

 Section 3. Special Meetings.  Special meetings of the stockholders of the Corporation may be held only upon the call of the Chairman of the Board, the President or a majority of the members of the Board of Directors.  Such call shall state the time, place and purpose of the meeting.

 Section 4. Notice of Stockholders' Meetings.  Notice of the time and place of every meeting of stockholders and of the business to be acted on at such meeting shall be mailed by the Secretary or the officer performing his duties, at least ten days before the meeting, to each stockholder of record having voting power and entitled to such notice at his last known post office address; provided, however, that if a stockholder be present at a meeting, or in writing waives notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary.

 Section 5. Quorum.  The holders of a majority of the stock of the Corporation issued and outstanding and having voting power present in person or represented by proxy shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-laws, provided, however, that if a quorum is not present at any such meeting, a majority of the shares represented in person or by proxy shall nevertheless have power to adjourn any meeting from time to time without notice other than announcement at the meeting.  The holders of a majority of the stock present and entitled to vote at a duly qualified meeting of the stockholders shall have power to act, unless the question is one upon which by express provision of a statute or of the Certificate of Incorporation or of these By-laws a different vote is required, in which case such express provision shall govern and control the decision of such questions.

 Section 6. Voting.  At every meeting of the stockholders each stockholder entitled to vote thereat shall be entitled to one vote for each share of stock having voting power registered in his name on the books of the Corporation, and may vote and otherwise act in person or by proxy appointed by an instrument in writing subscribed by such stockholder; but no proxy shall be voted or acted upon more than three (3) years after its date unless such proxy provides for a longer period.

 Section 7. Business Meetings.  At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before such meeting.

 Section 8. Order of Business.  The order of business at each meeting of the stockholders of the Corporation shall be determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without being limited to, the dismissal of business not properly presented, the maintenance of order and safety, the establishing of limitations on the time allotted to questions or comments on matters before the meeting and on the affairs of the Corporation, the establishing of restrictions on entry to the meeting after the time prescribed for the commencement thereof and the declaring of the opening and closing of the voting polls.

ARTICLE III

DIRECTORS

 Section 1. Number, Tenure and Nomination.  The property and business of the Corporation shall be managed by a Board of not less than three nor more than fifteen Directors.  At all annual elections, each of the Directors shall be elected by the stockholders for a term of one year; provided that nothing herein shall be construed to prevent the election of a Director to succeed himself.  Within the limits herein specified, the number of Directors shall be fixed and may be changed, from time to time, by resolution of the Board of Directors.  The Directors shall be elected at the annual meeting of the stockholders, except as provided in the Certificate of Incorporation or Section 2 of Article III of these By-laws, and each Director elected shall hold office until his successor shall be elected and shall qualify.  Directors need not be stockholders.

 Section 2. Vacancies.  If any vacancies occur in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Director or otherwise, or any new Directorship is created by any increase in the authorized number of Directors, a majority of the Directors then in office, though less than a quorum, may choose a successor or successors, or fill the newly created Directorship, and the Director so chosen shall hold office only until the expiration of the term of his predecessor or, as to any new Directorship, until the end of the term to which he is so chosen and until his successor shall by duly elected and qualified, unless sooner displaced.

 Section 3. Regular Meetings.  Regular meetings of the Board of Directors, which shall be held at least quarterly, shall be held at such dates, times and places as are fixed from time to time in advance by resolution of the Board of Directors.  The Secretary or officer performing his duties shall give reasonable notice (which need not in any event exceed two days) of all meetings of Directors, provided that a meeting may be held without notice immediately after the annual election, and notice need not be given of regular meetings held at times fixed by resolution of the Board.  Meetings may be held at any time without notice if all the Directors are present or if those not present waive notice either before or after the meeting.  Notice by mail or telegraph to the usual business or residence address of the Directors not less than the time above specified before the meeting shall be sufficient.  One-third of the Directors, but in no case less than two Directors, shall constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or these By-laws.

 Section 4. Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board or any two Directors.  No special meeting of the Board of Directors shall be held unless:

 (a)  Notice of the date, time and place of such meeting has been given to each Director not less than seven (7) days prior thereto; or

 (b)  Notice of the date, time and place of such meeting has been given not less than forty-eight (48) hours prior to the meeting and all Directors then in office (if they constitute a quorum) shall be present at the meeting in person or by conference telephone; or

 (c)  In the case of a meeting the notice of which is given not less than forty-eight (48) hours nor more than seven (7) days prior to the meeting, each Director not participating in such meeting in person or by conference telephone has given a written waiver of notice of the meeting prior to the convening of the meeting.

Notice of any special meeting shall be given by the Secretary at the request of the Chairman of the Board or any two Directors.  The notice shall state the business to be transacted at the special meeting and only such business may be transacted thereat (unless all Directors are present at the meeting and waive this requirement).  Notice of any special meeting may be given by U.S. mail, postage prepaid, telegraph, telecopy (with confirmed receipt) or overnight courier delivery.

 Section 5. Quorum; Voting.  A "majority of the whole Board" (as defined below) shall constitute a quorum for the transaction of business at any regular meeting or special meeting of the Board of Directors.  The vote of a majority of the whole Board shall be required for any action of the Board of Directors.  As used in these By-laws, "majority of the whole Board" shall mean a majority (i.e. if the number of Directors fixed by the Board of Directors in a resolution adopted pursuant to Section 1 of this Article III is even, one-half of such number plus one or, if the number of Directors fixed by the Board of Directors in a resolution adopted pursuant to Section 1 of this Article III is odd, one-half of such number rounded up to the next highest whole number) of the number of Directors fixed by the Board of Directors in a resolution adopted pursuant to Section 1 of this Article III.

 Section 6. Compensation.  The Board of Directors shall have power to determine and authorize the payment of compensation to the Directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors, of the Executive Committee and of other committees and to authorize and direct the payment or reimbursement of expenses incurred in connection with such services, individually or on behalf of the Board or any authorized Committee.

Section 7. Organization; Election of Officers.  The Board of Directors, as soon as practicable after the election of Directors in each year, shall:

 (a)  appoint from its members a Chairman of the Board, designate from its members the composition of standing Committees of the Board of Directors required by Article IV of these By-Laws and, in its discretion, designate the Chairman of each such Committee; and

 (b)  elect a President, one or more Vice Presidents and such other officers as it may deem proper, including designation of persons to serve as chief executive officer and chief financial officer.   None of such officers need be a member of the Board of Directors.

The Chairman of the Board shall not be an officer of the Corporation unless also elected as the President of the Corporation or designated by the Board of Directors as the Chief Executive Officer of the Corporation.  Two or more offices may be held by the same person, except that where the offices of President and Secretary are held by the same person, such person shall not hold any other office.

 Section 8. Term of Officers.  The term of office of all officers shall be until the next election of Directors and until their respective successors are chosen and qualified, or until they shall die or resign, but any officer may be removed from office at any time by the Board of Directors.  Vacancies in any office may be filled by the Board at the meeting.

 Section 9. Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the stockholders and Directors at which he is present and shall be included as a member of the Executive Committee of the Board if such Committee is established and shall have such other powers and duties as may be prescribed by the Board of Directors.  In the absence of the Chairman from any meeting of the stockholders or directors, such meeting shall be chaired by, in the following order, the Chairman of the Executive Committee, the President of the Corporation (if a director) or the director present at such meeting with the longest continuous service as a member of the Board.

 Section 10. The President and other Officers.  Except as otherwise provided by the Board of Directors, the President of the Corporation shall be the chief executive officer of the Corporation and the chief administrative officer of the Corporation and shall have such other powers and duties as the Chairman of the Board or the Board of Directors shall prescribe.  The other officers of the Corporation shall have such powers and duties as usually pertain to their offices, except as modified by the Board of Directors, and shall also have such powers and duties as may from time to time be conferred upon them by the Board of Directors.

ARTICLE IV

BOARD COMMITTEES

 Section 1. Committees Generally.  The Board of Directors shall, by a resolution passed by a majority of the whole Board, appoint one or more Committees in accordance with Section 2 of this Article IV to act on behalf of the Board in certain matters and assist in the discharge of the Board's management of the Corporation.  The duties and powers of each such Committee shall be evidenced by the resolution establishing the Committee and may, as to certain Committees, be set forth in a Charter which shall be subject to revision only with the consent of the Committee; provided, however, that no such Committee shall have the power to fill vacancies in the Board, the power to change the membership of or fill vacancies in said Committee, the power or authority to amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of the State of Delaware fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class of classes of stock of the Corporation), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the By-laws of the Corporation.

 Section 2. Standing and Other Committees.  As soon as practicable after the election of Directors in each year, the Board of Directors shall appoint such standing committees of the Board of Directors as may be required under applicable federal or state securities law or under the listing standards and requirements applicable to the principal trading market for the Corporation's equity securities, including without limitation Committees focusing upon audit, compensation, governance, nominations and similar matters.  The scope and terms of such Standing Committees shall be established by resolutions of the Board, shall comply with applicable requirements of independence of the members thereof, and be subject to revision as provided therein in the discretion or with the consent of the Board.  In addition, the Board of Directors may establish as a Standing Committee an Executive Committee which shall have and may exercise during the intervals between meetings of the Board all of the powers vested in the Board of Directors except those non-delegable powers set forth in Section 1 of this Article IV.  If the Board appoints an Executive Committee, its membership shall include the Chairman of the Board of the Corporation, and the President of the Corporation if the President is a member of the Board.  The Executive Committee shall have the power and authority to declare a dividend with respect to any class of stock of the Corporation, authorize the issuance of any class of stock of the Corporation and adopt a certificate of ownership and merger.  Such Committee shall continue in existence until the next annual election of Directors, unless sooner terminated by a resolution passed by a majority of the whole Board.  The Board of Directors shall have the power at any time to exchange the membership of the Executive Committee, to fill any vacancies in the Executive Committee, to limit by resolution the authority of the Executive Committee, and to prescribe by resolution, rules and regulations for the operation of the Executive Committee.  The Board may also establish such other limited or special purpose Committees as it may deem necessary or appropriate.

 Section 3. Quorum; Voting.  A "majority of the whole committee" (as defined below) shall constitute a quorum for the transaction of business of the Executive Committee and any other committee established by the Board of Directors pursuant to Section 2 of this Article V.  The vote of a majority of the whole committee shall be required for any action of the Executive Committee and any other committee of the Board of Directors established pursuant to Section 2 of this Article IV.  The vote of a majority of the whole committee shall be required for any action of the Executive Committee and any other committee of the Board of Directors established pursuant to Section 2 of this Article IV.  "Majority of the whole committee" shall mean a majority (i.e., if the total number of members of the committee designated by the Board or Directors and these By-laws to serve on the Committee is even, one-half of such number plus one, or, if the total number of members of the committee designated by the Board of Directors and these By-laws to serve on such committee is odd, one-half of such number rounded up to the next highest whole number) of the number of members of the committee designated by the Board of Directors and these By-laws to serve on such committee.

ARTICLE V

NOTICE

 Section 1. Form and Delivery.  Whenever under the provisions of a statute or of the Certificate of Incorporation or of these By-laws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice maybe given in writing, by mail, addressed to such Director or stockholder at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall thus be mailed; and notice to any Director may in lieu of mail be given by electronic or facsimile transmission.  Whenever notice is required to be given, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE VI

STOCK

 Section 1. Form of Certificates for Stock; Uncertificated Shares.  The shares of stock of the Corporation may be represented by certificates or uncertificated, as provided by Delaware law.

Certificates of stock shall be of such form and device as the Board of Directors  may elect and shall be signed by the Chairman of the Board of Directors, the President, or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, but where any such certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the Corporation and by a registrar, the signatures of any such officers of the Corporation may be facsimiles, engraved or printed.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate was issued, it may be issued by the Corporation with the same effect as if that individual were such officer at the date of issue.

Shares of the corporation's stock may also be evidenced by registration in the holder's name in uncertificated, book-entry form on the books of the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, to the extent required by applicable law, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates representing shares of that class of stock. Except as otherwise expressly provided by law, the rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

 Section 2. Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint one or more responsible banks or trust companies or other qualified institutions to act as transfer agents or registrars of the stock of the corporation; and, upon such appointments being made, no stock certificates shall be valid until countersigned by one of such transfer agents and registered by one of such registrars and no issuance or transfer of any uncertificated shares shall be valid until book-entry thereof shall have been made on the records of such transfer agents or registrars.

 Section 3. Registered Stockholders.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

 Section 4. Transfers. Transfers of stock represented by certificates shall be made on the books of the Corporation only by the person named in the certificate or by an attorney-in-fact lawfully constituted in writing and upon surrender and cancellation of a certificate or certificates for a like number of shares of the same class of stock, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Corporation or its agents may reasonably require. Transfers of uncertificated shares shall by made on the books of the Corporation only by the record holder thereof, or by an attorney-in-fact, upon presentation of proper evidence of authority to transfer in accordance with customary procedures for transferring shares in uncertificated form. Written notice of the transfer shall be given by the Corporation to the extent required by applicable law.

Section 5. Lost or Destroyed Certificates.  The Board of Directors may direct a new certificate of certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit if that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate of certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

 Section 6. Stock Transfer Books.  The Board of Directors shall have the power to close the stock transfer books of the Corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect.  In lieu of closing the stock transfer books as aforesaid, the Board of Directors is hereby authorized to fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividends, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

 Section 7. Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient, and not inconsistent with these By-Laws, concerning the issue, transfer and registration of certificated or uncertificated shares of stock of the Corporation.

ARTICLE VII

CORPORATE FUNDS AND SECURITIES

 Section 1. Depositaries and Signatures.  The Board of Directors is authorized to select such depositaries as it shall deem proper for the funds of the Corporation.  All checks and drafts against such deposited funds shall be signed and countersigned by persons to be specified by the Board of Directors.

 Section 2. Securities Accounts and Voting.  The Board of Directors is authorized to select such depositaries as it shall deem proper for custody of securities owned or held by or for the benefit of the Corporation and to designate officers entitled to act with respect to the purchase or sale thereof subject to such direction from the Board of Directors or any Committee thereof.  Unless otherwise determined by the Board of Directors, the President of the Corporation shall be entitled to exercise on behalf of the Corporation any voting rights associated with any such securities.

ARTICLE VIII

SEAL

 Section 1.  The Corporate seal of the Corporation shall be in such form as the Board of Directors shall prescribe.  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE IX

INDEMNIFICATION

 Section 1. Indemnification.  The Corporation shall indemnify any person who was or is a party or witness, or is threatened to be made a party or witness, to any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation or any predecessor of the Corporation), whether civil, criminal, administrative or investigative (including a grand jury proceeding), by reason of the fact that he or she (a) is or was a director or officer of the Corporation or any predecessor of the Corporation or (b) as a director or officer of the Corporation or any predecessor of the Corporation, is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer, employee, agent, partner or trustee (or in any similar position) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent authorized or permitted by the Delaware General Corporation Law and any other applicable law, as the same exists or may hereafter be amended (but, in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, or in connection with any appeal thereof; provided, however, that, except as provided in the next paragraph of this Section 1 of Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such  person in connection with an action, suit or proceeding (or part thereof initiated by such person only if the initiation of such action suit or proceeding or part thereof was authorized by the Board of Directors).  Such right to indemnification shall include the right to payment by the Corporation of expenses incurred in connection with any such action, suit or proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of such action, suit or proceeding shall be made only upon the delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced it is should be determined ultimately that such director or officer is not entitled to be indemnified under this Section 1 of Article IX or otherwise.

 Any indemnification or advancement of expenses required under this Section 1 of Article IX shall be made promptly and in any event within sixty days, upon the written request of the person entitled thereto.  If a determination by the Corporation that the person is entitled to indemnification pursuant to this Section 1 of Article IX is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request.  If the Corporation denies a written request for indemnity or advancement of expenses, in whole or part, or if payment in full pursuant to such request is not made within sixty days, the right to indemnification and advancement of expenses as granted by this Section 1 of Article IX shall be enforceable by the person in any court of competent jurisdiction.  Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action or proceeding shall also be indemnified by the Corporation,  it shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of expenses pursuant to this Section 1 of Article IX where the required undertaking has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the General Corporation Law of Delaware, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including the Board of Directors, independent legal counsel or the stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Counsel Law, nor the fact that there has been an actual determination by the Corporation (including the Board of Directors, independent legal counsel or the stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

 The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 of Article IX shall not be deemed exclusive of any other rights (whether supplementary or in addition to or inconsistent with those provided in this Section 1 of Article IX) to which those seeking indemnification or advancement of expenses or contribution may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall incur to the benefit of the heirs, executors and administrators of such a person.  Any repeal or modification of the provisions of this Section 1 of Article IX shall not affect any obligations of the Corporation or any rights regarding the indemnification and advancement of expenses of a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Any repeal or modification of the provisions of this Section 1 of Article IX shall not affect any obligations of a director, officer, employee or agent with respect to any threatened, pending or completed action, suit or proceeding for which indemnification or the advancement of expenses is requested, in which the alleged cause of action accrued at any time prior to such repeal or modification.

 The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or is or was serving at the request of the Corporation or any predecessor of the Corporation, is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power erwto indemnify him or her against such liability under the provisions of this Section 1 of Article IX, the Delaware General Corporation Law or otherwise.

 If this Section 1 of Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation or any predecessor of the Corporation as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, a grand jury proceeding and an action, suit or proceeding by or in the right of the Corporation or any predecessor of the Corporation, to the fullest extent permitted by any applicable portion of this Section 1 of Article IX that shall not have been invalidated, by the Delaware General Corporation Law or by any other applicable law.

ARTICLE X

AMENDMEMNTS

 Section 1.  These By-laws may be amended, altered, changed, added to or repealed by resolutions adopted by holders of a majority of the outstanding common stock of the Corporation.

PROXY

TODD SHIPYARDS CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Patrick W.E. Hodgson and Brent D. Baird, jointly, the proxies and attorneys-in-fact for the undersigned, with full power of substitution and revocation to vote all shares of common stock of Todd Shipyards Corporation at the Annual Meeting of Shareholders to be held at Todd Shipyards Corporation, 1801 16th Avenue SW, Seattle, Washington 98134, on Friday, August 22, 2008 at 8:00 a.m. local time, and at any adjournments thereof, on all matters coming before said meeting. **THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1 AND ITEM 2.**

(TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Todd Shipyards Corporation account online.

Access your Todd Shipyards Corporation shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Todd Shipyards Corporation, now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

*******TRY IT OUT*******

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Mark Here for Address Change or Comments
PLEASE SEE REVERSE SIDE

1. Election of Directors

FOR all nominees listed below (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for all nominees listed below ☐

NOMINEES:

01 Brent D. Baird
02 Steven A. Clifford
03 Patrick W. E. Hodgson
04 Joseph D. Lehrer
05 William L. Lewis
06 J. Paul Reason, USN (Ret.)
07 Philip N. Robinson
08 Stephen G. Welch

(INSTRUCTION: To withhold authority to vote for any individual nominee, check the "FOR" box above and write that nominee's name on the space provided below.)

____

In their discretion, the proxies are authorized to vote (i) for the election of such substitute nominee(s) as such proxies may select in the event that one or more of the nominees named in item 1 above becomes unable to serve, (ii) for the adoption of a change in the Company's By-Laws relating to the registration of the Company's stock in uncertificated book entry form and (iii) upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The submission of this proxy if properly executed revokes any prior proxies given by the undersigned. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Items 1 and 2. Receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Please sign, date and mail this Proxy in the enclosed postage-paid envelope.

I plan to attend the annual meeting. ☐

Signature(s) ______________________________ Date __________ , 2008

Please sign as name appears on this card. When shares are held by joint tenants, both should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/tod Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	**OR**	**1-866-540-5760** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.